UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2011

Tibet Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-35038	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1701, 17/F

90 Jaffe Rd.

Wanchai, Hong Kong

(Address of Principal Executive Office) (Zip Code)

(852) 9798 5569

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On April 25, 2011, the Registrant issued a press release announcing the release of a white paper on the traditional Tibetan medicine industry in China entitled “Traditional Tibetan Medicine: New Markets for Tibet’s Ancient Therapies.” The white paper was prepared by Arthur Goldgaber of SmallcapInsights.com.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

99.01	Press Release of April 25, 2011: “Paper Describes China’s Traditional Tibetan Medicine Market and the Growth Opportunities in China’s Expanding Healthcare Industry”

99.02	White Paper: “Traditional Tibetan Medicine: New Markets for Tibet’s Ancient Therapies”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Tibet Pharmaceuticals, Inc.

Date: April 27, 2011	By:	/S/ TAYLOR Z. GUO
Taylor Z. Guo
Chief Executive Officer

EXHIBIT INDEX

Number	Description of Exhibit

99.01	Press Release of April 25, 2011: “Paper Describes China’s Traditional Tibetan Medicine Market and the Growth Opportunities in China’s Expanding Healthcare Industry”

99.02	White Paper: “Traditional Tibetan Medicine: New Markets for Tibet’s Ancient Therapies”